EXHIBIT 1   page 1 of  6

       ENTERGY CORPORATION'S ORGANIZATION OF NON-REG COMPANIES
                      As of March 31, 2002

Entergy Corporation
  Entergy Enterprises, Inc. (LA) (100%) (an authorized
     subsidiary)
  Entergy Retail Holding Company (100%)(DE)(a new subsidiary)
     Entergy Retail Texas, Inc. (100%)(DE)(a new subsidiary)
       Entergy Solutions Supply Ltd. (1%)(TX)(a new subsidiary) Entergy Solutions Ltd (1%)(TX)(an energy-related company)
     Entergy Solutions Supply Ltd. (99%)(TX)(a new subsidiary) Entergy Solutions Ltd (99%)(TX)(an energy-related company) Entergy Retail Louisiana LLC-A (100%)(DE)(a new subsidiary)
       Entergy Solutions Management Services LLC (100%)(LA)(a
          new subsidiary)
  Entergy PTB Holding Company (100%)(DE)(a new subsidiary)
     Entergy Solutions Select Ltd. (TX)(99%)(an energy-related
       company)
     Entergy Solutions Essentials Ltd. (TX)(99%)(an energy-
       related company)
     Entergy Select LLC (100%)(DE)(a new subsidiary)
       Entergy Solutions Select Ltd. (TX)(1%)(an energy-related company)
       Entergy Solutions Essentials Ltd. (TX)(1%)(an energy-
          related company)
  Entergy Ventures Holding Company, Inc. (DE)(100%)(a new
   subsidiary)
     Entergy MHK Investments LLC (DE)(100%)(a new subsidiary) Entergy Commerce, Inc. (DE)(100%)(a new subsidiary)
       Entergy MHK Retail LLC (DE)(100%)(an exempt
          telecommunications company)
  Entergy Resources, Inc. (100%)(DE)(a new subsidiary)
  Entergy Operations Services, Inc. (DE)(100%) (an O&M
     subsidiary)
  Entergy Power Gas Holdings Corporation (100%)(DE)(a new subsidiary)
     Entergy Power Gas Operations Corporation (100%)(DE)(a new
       subsidiary)
  Entergy Procurement Exchange Holding Corporation (100%) (DE)
     (a new subsidiary)
     Pantellos Corporation (4.9%) (an exempt telecommunications company)
  Entergy Power Generation Corp. (DE) (100%) (EWG)
     EAL Power Generation, LLC (DE)(100%)(a new subsidiary) Entergy Power Warren Corporation I (DE)(100%)(a new
       subsidiary)
       Warren Power, LLC (MS)(100%)(an EWG)
     Entergy Power DeSoto County Ventures, Inc. (DE)(100%)(a new subsidiary)


                                       EXHIBIT 1   page 2 of  6

       DeSoto County Generating Company LLC (DE)(100%)(a new
          subsidiary)
     Entergy Power Crete Corporation (DE)(100%)(a new subsidiary)
       Crete Turbine Holdings, LLC (DE)(50%)(a new subsidiary) Crete Energy Ventures, LLC (DE)(50%)(a new subsidiary)
     Entergy Power Ventures Corp. I (DE)(100%)(a new subsidiary)
       Entergy Power Ventures LP (DE)(1%)(a new subsidiary) Entergy Power Ventures Corp. II (DE)(100%)(a new subsidiary)
       Entergy Power Ventures LP (DE)(99%)(a new subsidiary) Entergy Power, Inc. (DE) (100%) (an authorized subsidiary) Entergy Holdings, Inc. (DE)(100%) (an energy-related company)
     Entergy Business Solutions LLC (DE)(100%)(an energy-related company)
     Entergy Thermal LLC (DE)(100%)(an energy-related company) Entergy Thermal-UNO LLC (100%)(DE)(an energy-related company) Entergy Nuclear Finance Holding, Inc. (100%)(DE)(a new
     subsidiary)
     Entergy Nuclear Finance, Inc. (100%)(DE)(a new subsidiary) Entergy Nuclear, Inc. (DE)(100%) (an O&M subsidiary)
     TLG Services, Inc. (CT)(100%)(an energy-related company) Entergy Nuclear PFS, Inc. (DE)(100%)(an energy-related company)
       Private Fuel Storage LLC (DE)(9.9%) (an energy-related
          company)
  Entergy Nuclear Holding Company #1 (DE)(75%) (an EWG)
     Entergy Nuclear Generation Corporation (DE)(100%) (an EWG) Entergy Nuclear New York Investment Company I (DE)(100%) (an
        EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear FitzPatrick LLC (DE)(50%)(an EWG)
     Entergy Nuclear New York Investment Company II (DE)(100%)(an
       EWG)
       Entergy Nuclear Indian Point 3 LLC (DE)(50%)(an EWG) Entergy Nuclear FitzPatrick LLC (DE)(50%)(an EWG)
  Entergy Nuclear Holding Company #2 (100%)(DE)(a new subsidiary)
     Entergy Nuclear Operations, Inc. (100%)(DE)(an O&M
       subsidiary)
     Entergy Nuclear Fuels Company (100%)(DE)(an O&M subsidiary) Entergy Nuclear Holding Company (DE)(100%)(a new subsidiary)
     Entergy Nuclear Holding Company #3 (DE)(100%)(a new subsidiary)
       Entergy Nuclear New York Investment Company III (DE)
          (100%)(a new subsidiary)
          Entergy Indian Point Peaking Facility, LLC (DE)
            (100%)(a new subsidiary)
          Entergy Nuclear Indian Point 2 LLC (DE)(100%)(an EWG) Entergy Nuclear Vermont Investment Company (100%)(DE)(a
            new subsidiary)
            Entergy Nuclear Vermont Yankee, LLC  (100%)(DE)(a
               new subsidiary)
  Entergy Technology Holding Company (DE)(100%) (ETC)

                                         EXHIBIT 1   page 3 of 6

     Entergy Technology Company (DE)(100%) (ETC)
  Entergy International Holdings Ltd., LLC (DE) (100%) (a new subsidiary)
     Entergy Global Investments, Inc. (100%)(AR)(a new subsidiary)
       Entergy Nuclear Holding Company #1 (DE)(25%) (an EWG) Entergy Power Development Corporation (DE) (15%)(FUCO) Entergy Power Generation Corp. (DE)(non-voting common stock)(EWG)
       Entergy Marketing Corporation (DE)(100%)(a new subsidiary)
          EWO Marketing Holding, LLC (DE)(80%)(a new subsidiary)
            EWO Marketing GP LLC (DE)(100%)(an energy-related
               company)
               EWO Marketing, LP (DE)(1%)(an energy-related
                  company)
            EWO Marketing, LP (DE(99%)(an energy-related
               company)
            Entergy Power International Holdings Corporation
               (DE)(97%)(a new subsidiary)
               EK Holding I LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LP (DE)(48.5%)(a new subsidiary)
                      GS Pipeline Company, LLC (DE)(100%)(a new
                         subsidiary)
                         Gulf South Pipeline Company, LP
                           (DE)(1%)(an authorized subsidiary)
                         Gulf Pines Pipeline Company, LP
                           (DE)(1%)(a new subsidiary)
                         GS Pipeline Company LP (DE)(1%)(a new
                           subsidiary)
                      Gulf South Pipeline Company LP
                         (DE)(99%)(an authorized subsidiary)
                      Gulf Pines Pipeline Company LP (DE)(99%)(a
                         new subsidiary)
                      GS Pipeline Company LP (DE)(99%)(a new
                         subsidiary)
                      Entergy-Koch Trading LP (DE)(99%)(an
                         energy-related company)
                         TradeSpark LLC (DE)(5.53% limited
                           partner interest)(an energy-related
                           company)
                      EKT LLC (DE)(99%)(a new subsidiary)
                         Entergy-Koch Trading LP (DE)(1%)(an
                          energy-related company)
                      EGT Holding LTD. (Cayman)(100%)(FUCO)
                         Entergy-Koch Trading, Ltd. (UK)(100%)
                           Entergy-Koch Trading Europe, Ltd.
                           (UK)(100%)
                           Entergy-Koch Trading GmbH
                              (Germany)(100%)
                EWO Wind II, LLC (DE)(100%)(a new subsidiary)
                    EWO Wind I, LLC (DE)(100%)(a new subsidiary)

                                        EXHIBIT 1   page 4 of 6

                      Northern Iowa Windpower, LLC (DE) (99%)
                         (EWG)
               EK Holding II LLC (DE)(100%)(a new subsidiary)
                    Entergy-Koch LP (DE)(1%)(a new subsidiary)
               EK Holding III LLC (DE)(100%)(a new subsidiary)
                    EKLP LLC (DE)(50%)(a new subsidiary)
                      Entergy-Koch LP (DE)(1%)(a new subsidiary)
     Entergy International Ltd., LLC (DE)(100%)(FUCO)
       Entergy International Investments No. 2 Ltd LLC (DE)
          (100%)(FUCO)
          Entergy UK Holdings, Ltd. (UK)(100%)
            Entergy UK Ltd. (UK)(100%)
               Entergy UK Enterprises Ltd. (DE)(100%) (FUCO)
                    EWO Holdings Inc. (5.85%)(DE)(FUCO)
       Entergy US DB IV LLC (DE)(100%)
          Entergy Australia Debt II (Aus)(100%)
            Entergy Victoria, Inc. (DE)(100%)
            Entergy Australia DB I Pty Ltd. (Aus)(<99%)
        Entergy US DB I LLC (DE)(100%)
          Entergy Australia DB I Pty Ltd. (Aus)(>1%)(FUCO)
            Entergy Australia DB IA Pty LTD. (Aus)(100%)(FUCO) Entergy Global Power Operations Corporation (DE)(100%)(an O&M
    subsidiary)
     Entergy Power Operations U.S., Inc. (DE)(100%)(an O&M
       subsidiary)
     EN Services I Corporation (DE)(100%)(a new subsidiary)
       EN Services LP (TX)(99% LP)(an O&M subsidiary)
     EN Services II Corporation (DE)(100%)(a new subsidiary)
       EN Services LP (TX)(1% GP)(an O&M subsidiary)
     Entergy Power Operations Corporation (DE)(100%)(FUCO)
       Entergy Power Operations Damhead Creek Limited
          Partnership (UK)(98%)(FUCO)
       Entergy Power Operations Damhead Creek Corporation
          (DE)(99%)(FUCO)
          Entergy Power Operations Damhead Creek Limited
            Partnership (UK)(1%)(FUCO)
       Entergy Power Operations Holdings Ltd. (Cayman)
          (100%)(FUCO)
          Entergy Power Operations UK Limited (UK)(100%)(FUCO) Entergy Global Trading Holdings, Ltd. (Cayman) (100%)(a new
     subsidiary)
     Entergy Power International Holdings Corporation (DE)(3%)(a
       new subsidiary)
  Entergy Power Development Corporation (DE) (85%) (FUCO)
     Entergy Pakistan, Ltd. (DE) (100%) (FUCO)
     Entergy Power Asia, Ltd. (Cayman) (100%) (EWG)
     Entergy Power Saltend Holding, Ltd. (Cayman) (100%) (a new subsidiary)
       Entergy Power Saltend, Ltd. (Cayman) (100%)(a new subsidiary)

                                      EXHIBIT 1   page 5 of 6

       Entergy Power Europe Holding, Ltd. (Cayman) (100%)(FUCO)
          Entergy Power Damhead Creek Holding II, Ltd.
            (Cayman)(.01%)(FUCO)
     Entergy Power Damhead Creek Holding I, Ltd. (Cayman)
       (47.84%) (FUCO)
       Entergy Power Damhead Creek Holding II, Ltd. (Cayman)
          (99.99%) (FUCO)
          Entergy Power Properties (Kingsnorth) Limited
            (UK)(100%)
          Entergy Power Damhead Creek Holding III, Ltd. (Cayman)
            (100%) (FUCO)
            Damhead Creek Holding, Ltd. (United Kingdom) (100%)
               (FUCO)
               Damhead Creek, Ltd. (United Kingdom) (100%)(FUCO)
                 Damhead Creek Finance, Ltd. (Cayman)(100%)
                    (FUCO)
                    Entergy Power Operations Damhead Creek
                       Corporation (DE)(1%)(FUCO)
     Entergy Power Investment Holdings Corporation (DE)
       (100%)(FUCO)
       Entergy Power Damhead FinCo LLC (DE) (1%)(FUCO)
     Entergy Power Damhead FinCo LLC (DE) (99%)(FUCO)
       Entergy Power Damhead FinCo 1 (Cayman) (100%)(FUCO)
          Damhead Finance LDC (Cayman)(1%)(FUCO)
            Damhead Finance (Netherlands Antilles) N.V.
                (99%)(FUCO)
               Damhead Finance (Netherlands) B.V. (99%)(FUCO) Damhead Finance (Netherlands Antilles) N.V. (1%)(FUCO) Damhead Finance (Netherlands) B.V. (1%)(FUCO)
       Entergy Power Damhead FinCo 2 (Cayman) (100%)(FUCO)
          Damhead Finance LDC (Cayman) (99%)(FUCO)
            Damhead Finance (Netherlands Antilles) N.V.
               (99%)(FUCO)
               Damhead Finance (Netherlands) B.V. (99%)(FUCO)
                 Entergy Power Operations Damhead Creek
                    Corporation (DE)(1%)(FUCO)
     Entergy Power Netherlands Company, B.V.(Dutch)(100%)(a new subsidiary)
       Sabinas Power Company B.V.(Dutch)(100%)(FUCO)
          Maritza East 3 Operating Company AD (Bulgaria)
            (1%)(FUCO)
          Entergy Power Projects Italia S.R.L (Italy)(99%)(a new
             subsidiary)
       Entergy Power Projects Italia S.R.L (Italy)(1%)(a new
          subsidiary)
     Entergy Power Holding Espana S.L.(Spain)(100%)(a new
       subsidiary)
          Entergy Power Projects Espana S.L (Spain)(100%)(a new
             subsidiary)
          Entergy Power Development Espana S.L (Spain)(100%)(a
             new subsidiary)
          Entergy Power Castelnou S.L (Spain)(100%)(a new subsidiary)

                                      EXHIBIT 1   page 6 of 6

     EWO Holdings, Inc. (DE)(34.78%)(FUCO)
       Entergy Power Damhead Creek Holding 1, Ltd. (Cayman)
          (52.16%) (FUCO)
       Entergy Power BJE Holding Ltd. (Cayman)(100%)
          Bom Jardim Energetica LTDA (Brazil)(99.99%)
          Entergy do Brasil LTDA (Brazil)(99.99%)
          Entergy Power BJE Ltd. (Cayman)(100%)
            Bom Jardim Energetica LTDA (Brazil)(.01%)
            Entergy do Brasil LTDA (Brazil)(.01%)
     EP Edegel, Inc. (DE) (100%) (FUCO)
       EWO Holdings Inc. (DE)(59.87%)(FUCO)
     Maritza East III Power Company AD (Bulgaria)(51%)(FUCO) Entergy Power Holdings Maritza BV (Netherlands)(100%)(FUCO)
       Maritza East 3 Operating Company AD (Bulgaria)(99%)(FUCO) Entergy Power Holdings USA Corporation (DE)(100%)(an energy related company)
     Entergy Power RS Corporation (DE)(100%)(an energy related
        company)
       RS Cogen, LLC (LA)(50%) (a qualifying co-generation
          facility under PURPA)
  Entergy Power E&C Corporation (100%)(a new subsidiary)
     Entergy Power E&C Holdings, LLC (100%)(a new subsidiary)
       EntergyShaw LLC (50%)(an O&M subsidiary)
  EWO Marketing Holding LLC (DE)(20%)(a new subsidiary)